SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 12, 2010

China SLP Filtration Technologies, Inc.
(f/k/a China Filtration Technologies, Inc.)
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53010	90-0475058
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Shishan Industrial Park
Nanhai District, Foshan City, Guangdong Province, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011-86-757-86683197

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are amending the Current Report on Form 8-K filed on February 12, 2010 to refile the Note Purchase Agreement, dated as February 12, 2010, filed as Exhibit 10.2 to include the exhibits and schedules thereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

10.3
Note Purchase Agreement dated of February 12, 2010, by and among China SLP Filtration Technology, Inc. (formerly Perpetual Technologies, Inc), Hong Hui Investment Holdings, Inc., Technic International Limited,  Foshan SLP Special Materials Company and the purchasers set forth on Schedule 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2010

CHINA SLP FILTRATION TECHNOLOGY, INC.

By:	/s/ Jie Li
Jie Li
Chief Executive Officer